1
                    Amendment to Master Custody Agreement


The Bank of New York and each of the Investment Companies listed on Exhibit A, for itself and on behalf of its specified series, hereby amend the Master Custody Agreement dated as of February 16, 1996, by replacing Exhibit A with the attached.




Dated as of: October 15, 1997



                              INVESTMENT COMPANIES


                            By: /S/ DEBORAH R. GATZEK
                                ----------------------
                                Deborah R. Gatzek
                                Title: Vice President & Secretary



                              THE BANK OF NEW YORK


                              By: /S/ STEPHEN E. GRUNSTON
                                  -------------------------
                                  Stephen E. Grunston
                                  Title: Vice President


                              THE BANK OF NEW YORK
                            MASTER CUSTODY AGREEMENT

                                    EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

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INVESTMENT COMPANY                 ORGANIZATION       SERIES ---(IF APPLICABLE)
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Adjustable Rate Securities         Delaware Business  U.S. Government
 Portfolios                                 Trust      Adjustable Rate Mortgage
                                                       Portfolio
                                                      Adjustable Rate
                                                       Securities Portfolio
Franklin Asset
 Allocation Fund                    Delaware Business Trust

Franklin California Tax-Free        Maryland Corporation
 Income Fund, Inc.

Franklin California Tax-Free        Massachusetts    Franklin California
 Trust                              Business Trust    Insured Tax-Free
                                                      Income Fund
                                                     Franklin California
                                                      Tax-Exempt Money
                                                      Fund

Franklin California Intermediate-Term
 Tax-Free Income Fund

Franklin Custodian Funds, Inc.     Maryland         Growth Series
                                    Corporation     Utilities Series
                                                    Dynatech Series
                                                    Income Series
                                                    U.S. Government Securiteis
                                                     Series

Franklin Equity Fund              California Corporation

Franklin Federal Money Fund       California Corporation

Franklin Federal Tax- Free        California Corporation
 Income Fund

Franklin Gold Fund                California Corporation

Franklin Government               Massachusetts Business
 Securities Trust                  Trust

Franklin High Income Trust       Delaware Business  AGE High Income Fund
                                  Trust

Franklin Investors
 Securities Trust                Massachusetts Business  Franklin Global
                                                          Government Income Fund
                                  Trust                  Franklin Short-
                                                          Intermediate U.S.
                                                          Gov't Securiteis Fund
                                                         Franklin Convertible
                                                          Securities Fund
                                                         Franklin Adjustable
                                                          U.S. Government
                                                          Securities Fund
                                                         Franklin Equity Income
                                                          Fund
                                                         Franklin Adjustable
                                                          Rate Securities Fund
Franklin Managed Trust          Massachusetts Business  Franklin Corporate
                                                         Qualified Dividend Fund
                                 Trust                  Franklin Rising
                                                         Dividends Fund
                                                        Franklin Investment
                                                         Grade Income Fund
                                                        Franklin Institutional
                                                         Rising Dividends Fund

Franklin Money Fund           California Corporation

Franklin Municipal            Delaware Business Trust   Franklin Hawaii
 Securities Trust                                        Municipal Bond Fund
                                                        Franklin California
                                                         High Yield Municipal
                                                         Fund
                                                        Franklin Washington
                                                         Municipal Bond Fund
                                                        Franklin Tennessee
                                                        Municipal Bond Fund
                                                        Franklin Arkansas
                                                         Municipal Bond Fund

Franklin New York            Delaware Business Trust
 Tax-Free Income
 Fund


Franklin New York           Massachusetts Business     Franklin New York Tax-
 Tax-Free trust              Trust                      Exempt Money Fund
                                                       Franklin New York
                                                        Intermediate-Term
                                                        Tax-Free
                                                        Income Fund
                                                       Franklin New York
                                                        Insured Tax-Free Income
                                                        Fund

Franklin Real Estate       Delaware Business Trust     Franklin Real Estate
 Securities Trust                                       Securities Fund

Franklin Strategic         Delaware Business Trust
 Mortgage Portfolio

Franklin Strategic Series  Delaware Business Trust     Franklin California
                                                        Growth Fund
                                                       Franklin Strategic
                                                        Income Fund
                                                       Franklin MidCap
                                                        Growth Fund
                                                       Franklin Global
                                                        Utilities Fund
                                                       Franklin Small Cap
                                                        Growth Fund
                                                       Franklin Global
                                                        Health Care Fund
                                                       Franklin Natural
                                                        Resources Fund
                                                       Franklin Blue Chip Fund
                                                       Franklin Biotechnology
                                                       Discovery Fund

Franklin Tax-Exempt     California Corporation
 Money Fund

Franklin Tax-Free Trust Massachusetts Business        Franklin Massachusetts
                         Trust                         Insured Tax-Free Income
                                                       Fund
          `                                           Franklin Michigan
                                                       Insured Tax-Free Income
                                                       Fund
                                                      Franklin Minnesota
                                                       Insured Tax-Free
                                                       Income Fund
                                                      Franklin Insured Tax-Free
                                                       Income Fund
                                                      Franklin Ohio Insured
                                                       Tax-Free Income Fund
                                                      Franklin Puerto Rico Tax-
                                                       Free Income Fund
                                                      Franklin Arizona Tax-Free
                                                       Income Fund
                                                      Franklin Colorado Tax-
                                                       Free Income Fund
                                                      Franklin Georgia
                                                       Tax-Free Income Fund
                                                      Franklin Pennsylvania
                                                       Tax-Free Income Fund
                                                      Franklin High Yield
                                                       Tax-Free Inocme fund
                                                      Franklin Missouri
                                                       Tax-Free Income Fund
                                                      Franklin Oregon Tax-Free
                                                       Income Fund
                                                      Franklin Texas Tax-Free
                                                       Income Fund
                                                      Franklin Virginia Tax-
                                                       Free Income Fund
                                                      Franklin Alabama Tax-Free
                                                       Income Fund
                                                      Franklin Florida Tax-Free
                                                       Income Fund
                                                      Franklin Connecticut
                                                       Tax-Free Income Fund
                                                      Franklin Indiana Tax-Free
                                                       Income Fund
                                                      Franklin Louisiana
                                                       Tax-Free Income Fund
                                                      Franklin Maryland Tax-
                                                       Free Income Fund
                                                      Franklin North Carolina
                                                       Tax-Free Income Fund
                                                      Franklin New Jersey
                                                       Tax-Free Income Fund
                                                      Franklin Kentucky
                                                       Tax-Free Income Fund
                                                      Franklin Federal
                                                       Intermediate-Term
                                                       Tax-Free Income Fund
                                                              Fund
                                                      Franklin Arizona Insured
                                                       Tax-Free Income Fund
                                                      Franklin Florida Insured
                                                       Tax-Free Income Fund
                                                      Franklin Michigan Tax-
                                                       Free Income Fund

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INVESTMENT COMPANY          ORGANIZATION            SERIES ---(IF APPLICABLE)


Franklin Templeton Fund     Delaware Business Trust Franklin Templeton
 Allicator Series                                    Conservative Target Fund
                                                    Franklin Templeton Moderate
                                                     Target Fund
                                                    Franklin Templeton Growth
                                                     Target Fund

Franklin Templeton       Delaware Business Trust    Franklin Templeton German
 Global Trust                                        Government Bond Fund
                                                    Franklin Templeton Global
                                                     Currency Fund
                                                    Franklin Templeton Hard
                                                     Currency Fund
                                                    Franklin Templeton High
                                                     Income Currency Fund

Franklin Templeton     Delaware Business Trust      Templeton Pacific Growth
 International Trust                                 Fund
                                                    Templeton Foreign Smaller
                                                     Companies Fund

Franklin Templeton    Delaware Business Trust       Franklin Templeton Money
 Money Fund Trust                                    Fund II

Franklin Value        Massachusetts Business       Franklin Balance Sheet
 Investors Trust       Trust                        Investment Fund
                                                   Franklin MicroCap Value Fund
                                                             Franklin Value Fund

Franklin Valuemark   Massachusetts Business        Money Market Fund
 Funds                Trust                        Growth and Income Fund
                                                   Natural Resources Securities
                                                    Fund
                                                   Real Estate Securities Fund
                                                   Utility Equity Fund
                                                   High Income Fund
                                                   Templeton Global Income
                                                    Securities Fund
                                                   Income Securities
                                                    Fund
                                                   U.S. Government Securiteis
                                                    Fund
                                                   Zero Coupon Fund - 2000
                                                   Zero Coupon Fund - 2005
                                                   Zero Coupon Fund - 2010
                                                   Rising Dividends Fund


Franklin Valuemark   Massachusetts Business       Templeton Pacific Growth Fund
 Funds                Trust                       Templeton International
                                                   Equity Fund
                                                  Templeton Developing Markets
                                                   Equity Fund

                                                  Templeton Global Growth Fund
                                                  Templeton Global Asset
                                                   Allocation Fund
                                                  Small Cap Fund
                                                  Capital Growth Fund
                                                  Templeton International
                                                   Smaller Companies Fund

Institutional      Massachusetts Business         Money Market Portfolio
 Fiduciary Trust    Trust                         Franklin U.S. Government
                                                   Securities Money Market
                                                   Portfolio
                                                  Franklin U.S. Treasury Money
                                                   Market Portfolio
                                                  Franklin Institutional
                                                   Adjustable U.S. Government
                                                  Securities Fund
                                                  Franklin Institutional
                                                   Adjustable Rate Securiteis
                                                   Fund
                                                  Franklin U.S. Government
                                                   Agency Money Market Fund
                                                  Franklin Cash Reserves Fund

The Money Market Delaware Business Trust          The Money Market Portfolio
 Portfolios                                      The U.S. Government Securities
                                                   Money Market Portfolio
                                                             Portfolio
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INVESTMENT COMPANY                   ORGANIZATION      SERIES---(IF APPLICABLE)
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CLOSED END FUNDS:

Franklin Multi-Income Trust          Massachusetts Business
                                     Trust

Franklin Principal Maturity Trust    Massachusetts Business
                                     Trust

Franklin Universal Trust             Massachusetts Business
                                     Trust

Franklin Floating Rate Trust         Delaware Business Trust